UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                October 10, 2007
                Date of Report (Date of earliest event reported)


--------------------------------------------------------------------------------
                                ANTIGENICS INC.
             (Exact name of registrant as specified in its charter)



--------------------------------------------------------------------------------
      DELAWARE                      000-29089                    06-1562417
  (State or other                  (Commission                 (IRS Employer
   jurisdiction                    File Number)             Identification No.)
 of incorporation)

          162 Fifth Avenue, Suite 900
                 New York, NY                                      10010
   (Address of principal executive offices)                      (Zip Code)

                                  212-994-8200
              (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

         On October 10, 2007, Antigenics Inc. announced that the Brain Tumor Research Center at the University of California, San Francisco, has initiated a Phase 2 clinical trial of Oncophage(R) (vitespen), Antigenics' investigational patient-specific cancer vaccine, for the treatment of recurrent glioma. The primary objective of the investigator-sponsored study is to evaluate overall survival in glioma patients receiving Oncophage vaccination.

         The full text of the press release issued in connection with the announcement is being furnished as Exhibit 99.1 to this current report on Form 8-K.





Item 9.01   Financial Statements and Exhibits

       (d) Exhibits


       The following exhibit is furnished herewith:

            99.1     Press Release dated October 10, 2007

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                 ANTIGENICS INC.

Date: October 10, 2007                           By:     /s/ Garo H. Armen
                                                         -----------------------

                                                            Garo H. Armen, Ph.D.
                                            Chairman and Chief Executive Officer

EXHIBIT INDEX


Exhibit No.       Description of Exhibit
-----------       ----------------------

99.1              Press Release dated October 10, 2007